UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 26, 2006

The Stanley Works
__________________________________________
(Exact name of registrant as specified in its charter)

Connecticut	1-5244	06-0548860
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1000 Stanley Drive, New Britain, Connecticut		06053
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(860) 225-5111

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

APPROVAL OF AMENDMENTS TO 1997 AND 2001 LONG-TERM INCENTIVE PLANS

On April 26, 2006, the Company's shareholders approved amendments to the Company's 1997 and 2001 Long-Term Incentive Plans adopting performance goals. Copies of the Plans, as amended, are filed herewith as Exhibits 10.1 and 10.2.

APPROVAL OF THE STANLEY WORKS 2006 MANAGEMENT INCENTIVE COMPENSATION PLAN

On April 26, 2006, the Company's shareholders approved The Stanley Works 2006 Management Incentive Compensation Plan. A copy of the Plan is filed herewith as Exhibit 10.3.

APPROVAL OF TERMS OF AWARDS FOR FISCAL 2006 PURSUANT TO
THE STANLEY WORKS 2006 MANAGEMENT INCENTIVE COMPENSATION PLAN

The Compensation and Organization Committee of the Board of Directors and the Board of Directors approved the performance goals and criteria and the range of potential bonus payments for fiscal 2006 under The Stanley Works 2006 Management Incentive Compensation Plan.

Under the Plan, each participant has the opportunity to earn a threshold, target or maximum bonus amount that is contingent upon achieving the financial and individual performance goals established under the Program and described below. A significant percentage of the potential 2006 bonus for participants based in specific divisions is tied to the performance of that division, with the balance of such bonus tied to corporate performance. 2006 Bonuses for participants fulfilling corporate, but not divisional, functions, are dependent on achieving the established corporate goals and will not be affected by results of particular divisions. Bonus amounts based on results that fall below threshold, between the threshold and the target level or between the target and the maximum level are prorated.

The performance criteria under the Program are based on achievement in fiscal 2006 of corporate earnings per share, sales growth and cash flow multiple targets, as well as individual performance goals and, for participants based in specific divisions, additional divisional performance criteria and goals.

The range of potential bonus payments for 2006 to our Chief Executive Officer and other four most highly compensated executive officers, expressed as a percentage of their eligible salary, for achievement of threshold performance is 25%-50%, for achievement of target performance is 50%-100%, and for achievement of maximum performance is 100%-200%.

APPROVAL OF TERMS OF LONG-TERM PERFORMANCE AWARD
PROGRAM FOR THE THREE YEAR PERFORMANCE PERIOD ENDING JANUARY 3, 2009

The Compensation and Organization Committee of the Board of Directors and the Board of Directors approved a Long-Term Performance Award Program under the Stanley Works 2001 Long-Term Incentive Plan for the performance period commencing January 1, 2006 and ending January 3, 2009. Exhibit 10.4 to this Current Report on Form 8-K sets forth the terms and conditions applicable to Long-Term Performance Awards to be issued under the Stanley Works 1997 Long-Term Incentive Plan. A form of Award Agreement for long-term performance awards granted under the Long-Term Performance Award Program for the 2006 to 2008 performance period is attached as Exhibit 10.5 to this Current Report on Form 8-K. A description of the performance criteria and range of awards for certain executives is attached as Exhibit 10.6 to this Current Report on Form 8-K.

Item 8.01 Other Events.

In a press release attached hereto as Exhibit 99.1, The Stanley Works has announced the results of its 163rd annual meeting of shareowners held today.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.
10.1 The Stanley Works 1997 Long-Term Incentive Plan, as amended.
10.2 The Stanley Works 2001 Long-Term Incentive Plan, as amended.
10.3 The Stanley Works 2006 Management Incentive Compensation Plan.
10.4 Summary of Material Terms and Conditions Applicable to Long-Term Performance Awards issued under The Stanley Works 1997 Long-Term Incentive Plan.
10.5 Form of Award Agreement for the Long-Term Performance Award Program for the period January 1, 2006 through January 3, 2009.
10.6 Description of the performance criteria and range of certain awards under the Long-Term Performance Award Program for the period January 1, 2006 through January 3, 2009.
99.1 Press release dated April 26, 2006 issued by The Stanley Works announcing the voting results from its 163rd annual meeting.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Stanley Works

April 27, 2006	By:	/s/ Bruce H. Beatt

Name: Bruce H. Beatt
Title: Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	The Stanley Works 1997 Long-Term Incentive Plan, as amended.
10.2	The Stanley Works 2001 Long-Term Incentive Plan, as amended.
10.3	The Stanley Works 2006 Management Incentive Compensation Plan.
10.4	Summary of Material Terms and Conditions Applicable to Long-Term Performance Awards issued under The Stanley Works 1997 Long-Term Incentive Plan.
10.5	Form of Award Agreement for the Long-Term Performance Award Program for the period January 1, 2006 through January 3, 2009.
10.6	Description of the performance criteria and range of certain awards under the Long-Term Performance Award Program for the period January 1, 2006 through January 3, 2009.
99.1	Press release dated April 26, 2006 issued by The Stanley Works announcing the voting results from its 163rd annual meeting.